                                                                     Exhibit d.4


                            AUCTION MARKET PREFERRED

                    SHARE(S) OF BENEFICIAL INTEREST, SERIES T

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                           CUSIP 77201H 20 7
IN BOSTON OR IN NEW YORK CITY                            SEE REVERSE SIDE FOR
                                                         CERTAIN DEFINITIONS

                         PIMCO FLOATING RATE INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *_____________________* (______) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series T, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of June 19, 2003, establishing PIMCO Floating Rate Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


-------------------------    ---------------------    --------------------------
Authorized Signature         Treasurer                President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO Floating Rate Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series W, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Income Fund.

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation               Equivalent                                  Abbreviation              Equivalent
------------               ----------                                  ------------              ----------
JT TEN                     As joint tenants, with rights of            TEN IN COM                As tenants in common
                           survivorship and not as tenants in          TEN BY ENT                As tenants by the entireties
                           common                                      UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation               Equivalent                                  Abbreviation              Equivalent
------------               ----------                                  ------------              ----------
ADM                        Administrator(s)                            FDN                       Foundation
                           Administratrix                              PL                        Public Law
AGMT                       Agreement                                   TR                        (As) trustee(s) for, of
CUST                       Custodian for                               UA                        Under Agreement
EST                        Estate, Of estate of                        UW                        Under will of, Of will of,
EX                         Executor(s), Executrix                                                Under last will & testament
FBO                        For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received, ____________________ hereby sell, assign and transfer
                               (I/We)
unto:

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


        Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)


     _____________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint______________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

     ____________________

Dated ____________, ____         Signature(s)___________________________________
Signature Guaranteed By                     (The signature of this assignment
                                            must correspond exactly with the
                                            name as written upon the face of
                                            this Certificate in every
                                            particular, without


--------------------------------------------------------------------------------
                                            alteration or enlargement or any
                                            change whatsoever. If more than one
                                            owner, all must sign.)

--------------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                            AUCTION MARKET PREFERRED

                    SHARE(S) OF BENEFICIAL INTEREST, SERIES W

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                         CUSIP 72201H 30 6
IN BOSTON OR IN NEW YORK CITY                             SEE REVERSE SIDE FOR
                                                          CERTAIN DEFINITIONS

                         PIMCO FLOATING RATE INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *__________________________* (_______) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series W, Par Value $0.00001 Per Share,
$25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of June 19, 2003, establishing PIMCO Floating Rate Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

               Witness the seal of the Fund and the signatures of
                         its duly authorized officers.

Dated:

Countersigned and Registered:
    Deutsche Bank Trust Company Americas
    (New York, New York)
    Transfer Agent and Registrar

BY:

---------------------------  ---------------------------  ----------------------
Authorized Signature         Treasurer                    President

EXPLANATION OF ABBREVIATIONS

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO Floating Rate Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series TH, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Income Fund.

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation        Equivalent                       Abbreviation               Equivalent
------------        ----------                       ------------               ----------
JT TEN              As joint tenants,                TEN IN COM                 As tenants in common
                    with rights of survivorship      TEN BY ENT                 As tenants by the entireties
                    and not as tenants in common     UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act

Abbreviation        Equivalent                       Abbreviation               Equivalent
------------        ----------                       ------------               ----------
ADM                 Administrator(s)                 FDN                        Foundation
                    Administratrix                   PL                         Public Law
AGMT                Agreement                        TR                         (As) trustee(s) for, of
CUST                Custodian for                    UA                         Under Agreement
EST                 Estate, Of estate of             UW                         Under will of, Of will of,
EX                  Executor(s), Executrix                                      Under last will & testament
FBO                 For the benefit of

                Additional abbreviations may also be used though
                             not in the above list.

                                  TRANSFER FORM

 For value received, ____________________ hereby sell, assign and transfer unto:
                            (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

    ----------------------------------------------------------------------------

         Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)



         ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                                    Signature(s)________________________________
Signature Guaranteed By                        (The signature of this assignment
                                                must correspond exactly with the
                                                name as written upon the face of
                                                this Certificate in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatsoever. If more than one
                                                owner, all must sign.)
             ______________________________

-------------------------------------------
(Signature must be guaranteed by a
 commercial bank or trust company or member
firm of any national stock exchange.)
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

AUCTION MARKET PREFERRED

                    SHARE(S) OF BENEFICIAL INTEREST, SERIES TH

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 72201H 40 5
IN BOSTON OR IN NEW YORK CITY                           SEE REVERSE SIDE FOR
                                                        CERTAIN DEFINITIONS

                         PIMCO FLOATING RATE INCOME FUND
                                SHARE CERTIFICATE


     This certifies that Cede & Co. is the owner of *________________________* (_______) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series TH, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of June 19, 2003, establishing PIMCO Floating Rate Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


------------------------   ----------------------   ---------------------------
Authorized Signature       Treasurer                President

EXPLANATION OF ABBREVIATIONS

  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO Floating Rate Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series F, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Income Fund.

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation               Equivalent                                  Abbreviation              Equivalent
------------               ----------                                  ------------              ----------
JT TEN                     As joint tenants, with rights of            TEN IN COM                As tenants in common
                           survivorship and not as tenants in          TEN BY ENT                As tenants by the entireties
                           common                                      UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act
Abbreviation               Equivalent                                  Abbreviation              Equivalent
------------               ----------                                  ------------              ----------
ADM                        Administrator(s)                            FDN                       Foundation
                           Administratrix                              PL                        Public Law
AGMT                       Agreement                                   TR                        (As) trustee(s) for, of
CUST                       Custodian for                               UA                        Under Agreement
EST                        Estate, Of estate of                        UW                        Under will of, Of will of,
EX                         Executor(s), Executrix                                                Under last will & testament
FBO                        For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received, ____________________ hereby sell, assign and transfer
                                (I/We)
unto:

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

            --------------------------------------------------------------------

        Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)


     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______
                                       Signature(s)_____________________________
Signature Guaranteed By                            (The signature of this
                                                   assignment must correspond
                                                   exactly with the name as
                                                   written upon the face of this
                                                   Certificate in every
                                                   particular, without
                                                   alteration or enlargement or
                                                   any change whatsoever. If
                                                   more than one owner, all must
                                                   sign.)

          ----------------------

----------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.